UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2008 (March 11, 2008)

Allied Security Holdings LLC

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 333-119127

Delaware (State or other Jurisdiction of Incorporation)	20-1379003 (I.R.S. Employer Identification No.)

3606 Horizon Drive, King of Prussia, PA (Address of Principal Executive Offices)	19406 (Zip Code)

(610) 239-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangement of Certain Officers

On March 11, 2008, the Board of Managers of Allied Security Holdings LLC (which functions like the board of directors of a corporation), approved payment of an annual incentive bonus in the amount of $272,098 to William C. Whitmore, Jr., its Chairman, President and Chief Executive Officer, in respect of performance during 2007. The amount of Mr. Whitmore’s bonus was determined in accordance with the provisions of his employment agreement, as in effect on December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2008

ALLIED SECURITY HOLDINGS LLC
By:	/s/ William A. Torzolini
William A. Torzolini Chief Financial Officer (Principal Financial Officer)